UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 1, 2017
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
As previously announced in the Current Report on Form 8-K filed by CyrusOne Inc. (the “Company”), on February 28, 2017, the Company's operating partnership, CyrusOne LP, a Maryland limited partnership, closed its previously announced acquisition (the “Sentinel Acquisition”) of 800 Cottontail, LLC, a Delaware limited liability company ("800 Cottontail"), and Sentinel NC-1, LLC, a Delaware limited liability company (“SNC” and, together with 800 Cottontail, the “Sentinel Properties”).

The Company is filing certain pro forma financial information related to the Sentinel Acquisition as an exhibit to this Current Report on Form 8-K.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017, reflecting the Sentinel Acquisition, is filed as Exhibit 99.1 hereto. Such unaudited pro forma condensed combined statement of operations is not necessarily indicative of the operating results or financial position that actually would have been achieved if the Sentinel Acquisition had been in effect on the date indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and the Sentinel Properties. The Company previously filed unaudited pro forma financial statements as of and for the year ended December 31, 2016, as an exhibit to its Current Report on Form 8-K/A, as filed on May 9, 2017, and unaudited pro forma financial statements for the six months ended June 30, 2017, as an exhibit to its Current Report on Form 8-K, as filed on October 5, 2017.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. for the nine months ended September 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: November 1, 2017	By:	/s/ Amitabh Rai
Amitabh Rai
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. for the nine months ended September 30, 2017.